THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ( THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS.

                            EXERCISABLE ON OR BEFORE
                       5:00 P.M, ARIZONA TIME,_____, 2001

                            OPTION TO PURCHASE SHARES

                               OF COMMON STOCK OF

                          BOWLIN OUTDOOR ADVERTISING &
                           TRAVEL CENTERS INCORPORATED

No._____



         FOR VALUE RECEIVED, Bowlin Outdoor Advertising & Travel Centers Incorporated, a corporation organized and existing under the laws of the State of Nevada (the "Company"), promises to issue in the name of, and sell and deliver to HD Brous & Company (the "Holder"), a certificate or certificates for an aggregate of ______ shares (the "Shares") of common stock, $.001 par value per share, of the Company ("Common Stock"), upon surrender of this Option to Purchase Shares (the "Option" or "Options") and payment therefor of the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $ ______ per Share. Payment of the Exercise Price shall be made by cashier's check or wire transfer payable to the Company. This Option shall be exercisable at any time after _____________ , 1997 and prior to 5:00 P.M., Arizona time, on _________ , 2001 (the "Exercise Period"), and shall be void thereafter.

         The Shares are as described in the Company's Registration Statement (No. 333-______) dated __________ , 1996 (the "Registration Statement").

         1. TRANSFERABILITY AND FORM OF WARRANT.

                  a. Registration. The Options shall be registered in the name of the Holder.

                  b. Transfer. The Options shall be transferable only on the books of the Company maintained at its principal executive offices upon surrender thereof for registration of transfer duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Option or Options in appropriate denominations to the person or persons entitled thereto.

                  c. Limitations on Transfer of the Options. Subject to the provisions of Section 3, the Options shall not be sold, transferred, assigned or hypothecated by the Holder until _________, 1997, except to (i) one or more persons, each of whom on the date of transfer is an officer or partner of the Holder or to other underwriters or selling group members, or officers or partners thereof, participating in the Company's initial public offering of Common Stock; (ii) a successor to the Holder in a merger or consolidation; (iii) a purchaser of all or substantially all of the Holder's assets; or (iv) any person receiving the Options from one or more of the persons listed in this subsection 1(c) at such person's or persons' death pursuant to will, trust or the laws of intestate succession. The Options may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term "Holder" shall include any transferee or transferees of the Options pursuant to this subsection 1(c), and the term "Option" shall include any and all options outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

         2. FORM OF OPTIONS. The form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Options is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Options shall be executed on behalf of the Company by its President or by a Vice President, and attested to by its Secretary or an Assistant Secretary. An Option bearing the signature of an individual who was at the time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold office prior to the delivery of such Option or did not hold such office on the date of this Agreement. The Options shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         3. EXCHANGE OF OPTION CERTIFICATES. Any Option certificate may be exchanged for another certificate or certificates of like tenor entitling the Holder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange an Option certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Options to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Option certificate as so requested.

         4. LEGEND ON OPTIONS. This Option and all replacement Options shall bear the following legend:

                  The securities issuable upon the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and may not be sold, transferred, pledged or otherwise disposed of unless pursuant to an effective registration statement under the Act and such laws or pursuant to an exemption from registration under the Act and such laws.

         5. LEGEND ON SHARES. Each certificate for Shares initially issued upon exercise of an Option, unless at the time of exercise such Shares are registered under the Securities Act of 1933, as amended (the "Act"), shall bear the following legends:

                  The Shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold, transferred, pledged or otherwise disposed of unless pursuant to an effective registration statement under the Act and such laws or pursuant to an exemption from registration under the Act and such laws.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of the securities represented thereby) shall also bear the above legend unless the Company receives an opinion of counsel reasonably acceptable to the Company that registration or qualification of the securities represented thereby under the laws referred to therein is not required.

         6. TERM OF OPTION; EXERCISE OF OPTION. Subject to the terms of this Option, the Holder shall have the right, at any time on or before 5:00 p.m., Arizona time on ______________, 2001 (the "Expiration Time"), to purchase from the Company up to the number of Shares which the Holder may at the time be entitled to purchase pursuant to the terms of this Option, upon surrender to the Company at its principal executive office, of the certificate evidencing this Option to be exercised, together with the attached purchase form duly filled in and signed, and upon payment to the Company of the applicable Exercise Price for the number of Shares with respect to which such Option is then exercised. Payment of the aggregate Exercise Price shall be made by cashier's check, wire transfer or any combination thereof.

                  Subject to the terms of this Option, upon such surrender of this Option and payment of the applicable Exercise Price and any applicable taxes, the Company shall promptly issue and cause to be delivered to the Holder or to such person or persons as the Holder may designate in writing (subject to applicable securities laws), a certificate or certificates (in such name or names as the Holder may designate in writing) for the number of duly authorized, fully paid and non-assessable whole Shares so purchased upon the exercise of this Option, and shall deliver to the Holder Common Stock or cash, to the extent provided in Section 12 hereof, with respect to any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Shares as of the close of business on the date of the surrender of this Option and payment of the Exercise Price, notwithstanding that the certificates representing such Shares shall not actually have been delivered or that the Share and Options transfer books of the Company shall then be closed. This Option shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that any certificate evidencing this Option (or any portion thereof) is exercised prior to the Expiration Time with respect to less than all of the Shares specified therein at any time prior to the Expiration Time, a new certificate of like tenor evidencing the remaining portion of this Option shall be issued by the Company.

                  Each person in whose name any certificate for shares of Common Stock shall be issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date on which the Option was surrendered and payment of the purchase price and any applicable taxes was made, irrespective of the date of issue or delivery of such certificate. The Company shall not close such Share transfer books at any one time for a period longer than seven days.

         7. PAYMENT OF TAXES. The Company shall pay all transfer, documentary stamp and similar taxes, if any, attributable to the initial issuance of the Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable, (i) with respect to any secondary transfer of this Option or the Shares or (ii) as a result of the issuance of the Shares to any person other than the Holder, and the Company shall not be required to issue or deliver any certificate for any Shares unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

         8. LOST, MUTILATED OR MISSING OPTION. In case the certificate or certificates evidencing this Option shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Option certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Option and, if requested by the Company, a bond of indemnity, reasonably satisfactory to the Company in form and amount, and issued at Holder's cost. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         9. RESERVATION OF SHARES. The Company has reserved, and shall at all times so long as this Option remains outstanding, keep reserved, out of its authorized and unissued capital stock, such number of shares of Common Stock as shall be subject to purchase under this Option. As a condition precedent to the taking of any action that would result in the effective purchase price per share of Common Stock upon the exercise of this Option being less than the par value per share (if such shares of Common Stock then have a par value), the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may comply with all of its obligations under this Agreement with regard to the exercise of this Option.

                  All shares of Common Stock issued upon exercise of this option in accordance with the terms of this Option shall be validly authorized and issued, fully paid and nonassessable, and the Company shall pay all transfer, documentary stamp and similar taxes in respect of the issue thereof.

         10. EXERCISE PRICE. The Exercise Price at which Shares shall be purchasable upon the exercise of this Option shall be $_____ per Share [120% of the Initial Public Offering Price]. The Exercise Price is subject to adjustment pursuant to Section 11 hereof.

         11. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

                  a. Adjustments. The number of Shares purchasable upon the exercise of this Option shall be subject to adjustment as follows:

                  (i) In case the Company shall (i) pay a dividend on Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock, (ii) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or other entitling a holder thereof to receive Common Stock) from the proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend), (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (v) issue by reclassification of its Common Stock any shares of Common Stock of the Company, the number of shares of Common Stock issuable upon exercise of the Options immediately prior thereto shall be adjusted so that the holders of the Options shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the holders would have received had such Options been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the effective date in the case of a stock split, subdivision, combination or reclassification.

                  (ii) In case the Company shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidences of its indebtedness, securities other than Common Stock, rights or warrants to subscribe for securities of the Company or property or assets (including cash), then in such case, the number of shares of Common Stock thereafter issuable upon exercise of the Options shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of the Options, by a fraction, of which the numerator shall be the closing bid price if publicly traded (or fair market value as reasonably determined by the Board of Directors of the Company, as the case may be) per share of Common Stock on the record date for such distribution, and of which the denominator shall be the closing bid price of the Common Stock less the then fair value (as reasonably determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets, securities or evidences of indebtedness so distributed per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (iii) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Section 11 will not have to be made if such adjustment would not require an increase or decrease of one percent (1%) or more in the number of shares of Common Stock issuable upon exercise of the Option, and when the cumulative net effect of more than one adjustment shall be to increase or decrease by one percent (1%) or more the number of shares of Common Stock issuable upon exercise of the Option, such adjustment in the number of shares of Common Stock issuable hereunder shall thereupon be given effect.

                  (iv) Whenever the number of shares of Common Stock issuable upon the exercise of the Options is adjusted, as herein provided, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of an Option immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

                  (v) The Company from time to time by action of its Board of Directors may decrease the Exercise Price by any amount for any period of time if the period is at least 20 days, the decrease is irrevocable during the period and the Board of Directors of the Company in its sole discretion shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Exercise Price is decreased pursuant to the preceding sentence, the Company shall mail to holders of record of the Options a notice of the decrease at least 15 days prior to the date the decreased Exercise Price takes effect, and such notice shall state the decreased Exercise Price and the period it will be in effect.

                  b. Mergers, Etc.. In the case of any (i) consolidation or merger of the Company into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the Company as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each holder of Options then outstanding shall have the right thereafter to exercise such Option only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Company for which such Options could have been exercised immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Company (A) is not an entity with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of a constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this Section 11(b) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of Options, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the shares. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The Company shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor company or entity (if other than the Company) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the holders of Options such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive under this
Section 11(b).

                  c. Notice. Upon the happening of any event requiring an adjustment of the Option purchase price hereunder, the Company shall forthwith give written notice thereof to the registered Holder of each Option, stating the adjusted Exercise Price and the adjusted number of shares of Common Stock purchasable upon the exercise thereof resulting from such event, and setting forth in reasonable detail the method of calculation.

                  d. Statement on Option. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of this Option, this Option certificate or certificates hereafter issued may continue to express the same price and number and kind of shares as are stated in this Option.

         12. FRACTIONAL SHARES. Any fractional shares of Common Stock issuable upon exercise of the Options shall be rounded to the nearest whole share or, at the election of the Company, the Company shall pay the holder thereof an amount in cash equal to the closing bid price if publicly traded (or fair market value as reasonably determined by the Board of Directors, as the case may be) of the fraction thereof. Whether or not fractional shares are issuable upon exercise shall be determined on the basis of the total number of Options the holder is at the time exercising and the number of shares of Common Stock issuable upon such exercise.

         13. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Option shall be construed as conferring upon the Holder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder with respect to any meeting of stockholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Exercise Period and prior to the exercise of this Option, any of the following events shall occur:

                  (a) any action which would require an  adjustment  pursuant to
Section 11(a); or

                  (b) a dissolution, liquidation or winding up of the Company or any consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety;

then in any one or more of said events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the effective date of any dissolution, liquidation or winding up or any merger, consolidation, or sale of all or substantially all assets, but failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any such action taken. Such notice shall specify such record date or the effective date, as the case may be.

         14. REGISTRATION RIGHTS

                  (a) Piggyback Registration. Whenever during the seven-year period commencing on __________, 1996 and ending on __________ 2003, the Company proposes to file with the Securities and Exchange Commission (the "Commission") on behalf of the Company or any other stockholder a registration statement under the Act, with respect to any equity security (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a registration statement approved by the Board of Directors on Form S-4 or S-8, or such amended or alternative form for Form S-4 or S-8 as the Commission may from time to time require, the Company shall in each case no less than twenty (20) days prior to filing notify Holder and include in such Registration Statement any or all of the Shares as Holder may request within fifteen (15) days after the Company's giving of such notice, subject to the conditions set forth herein; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Shares requested to be registered by the Holder may not be included in the offering, then the Holder shall participate in the registration pro rata based on the number of Shares which Holder has requested to be so registered.

                  (b) Demand Registration. In addition to the rights set forth in subsection 13(a) hereof, during the period commencing on __________ , 1997 and ending on __________ 2001, the Company shall, within 60 days after written request (the "Request") of the Holder, or by a person or persons holding (or having the right to acquire by virtue of holding the Option) at least 50% of the shares of Common Stock which have been (or may
be) issued upon exercise of the Option, prepare and file at its own expense a Registration Statement with the Commission and appropriate Blue Sky authorities sufficient to permit the public offering of the Shares; provided, however, that the Company shall only be obligated to file two such Registration Statements under this subsection 14(b).

                  (c) Registration Procedures. If, pursuant to subsections 14(a) or 14(b) hereof, the Company is required to include any Shares in a registration statement proposed to be filed, the Company will within 60 days: (i) prepare and file such registration statement under the Act on an appropriate form and use its best efforts to cause such registration statement to become effective; (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act and the Exchange Act with respect to the offer of the securities covered by such registration statement during the period required for distribution of such securities; (iii) furnish to the holder of such Shares such number of copies of such registration statement and all amendments thereto and of such prospectus (including each preliminary, amended or supplemental prospectus) as such holders may reasonably request in order to facilitate the sale or transfer of the securities covered by such registration statement; (iv) use its best efforts to register or qualify the securities covered by any such registration statement in such jurisdictions as such holders may reasonably request; (v) use its best efforts to furnish, at the request of Holder, on the date that such Shares are delivered to the underwriters for sale pursuant to such registration or, if such Shares are not being sold through underwriters, on the date such registration statement becomes effective, (1) an opinion, dated such date, in a form customary to such transactions, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to Holder making such request, reasonably acceptable in form and substance to such underwriter and Holder and (2) a letter, dated such date, from the independent certified public accountants of the Company, in a form customary to such transactions, addressed to the underwriters, if any, and Holder, stating that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto (including, in each case, documents incorporated by reference thereto), comply as to form in all material respects with the applicable accounting requirements of the Act; such opinion of counsel shall additionally cover such other legal matters with respect to the registration statement and the Company as the underwriters, if any, or Holder may reasonably request; and such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration statement and the Company as the underwriters, if any, or Holder may reasonably request; (vi) use its best efforts to keep such registration and qualification effective until all exercises, sales and distributions contemplated by the requests made pursuant to subsection 14(a) and 14(b) hereof shall have been completed, but not in any event for a period in excess of nine (9) months unless the Company is eligible to use Form S-3 or an equivalent form; and (vii) pay all expenses incurred by Holder and the Company in complying with this subsection 11(c) (other than fees and disbursements of counsel for Holder and any underwriting discounts or commissions applicable to the Shares sold by the Holder), including without limitation (1) all registration and filing fees; (2) all printing expenses; (3) all fees and disbursements of counsel and independent public accountants for the Company; (4) all Blue Sky fees and expenses (including fees and expenses of counsel in connection with Blue Sky qualifications and surveys); and (5) the entire expense of any special audits incident to or required by any such registration. The foregoing notwithstanding, Holder shall be responsible for any of the foregoing expenses incurred in connection with Holder's second demand for a registration pursuant to subsection 14(b). In connection with any registration by the Company pursuant to subsections 14(a) or 14(b) hereof, Holder agrees to
(i) execute such underwriting agreements and related documents as reasonably requested by the Company or the managing underwriter, if any, and (ii) provide such information as is necessary to be included in the registration statement.

         15. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless Holder, the directors and officers of Holder and each person, if any, who controls (within the meaning of the Act), Holder (a "Control Person") against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or prospectus or such amendment or supplement thereto (1) in reliance and in conformity with written information by or on behalf of Holder specifically for use in the preparation thereof, or (2) in any preliminary prospectus to the extent that any such loss, claim, damage or liability results from the fact that securities covered thereby were sold to a person to whom there was not sent or given prior to the written confirmation of such sale a copy of the prospectus in the form filed with the Commission pursuant to Rule 424(b) which corrected any such misstatement or omission if sufficient copies of such prospectus had theretofore been delivered to Holder.

                  (b) In the  case  of  each  offering  registered  pursuant  to
Section 14, Holder will indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls (within the meaning of the Act) the Company to the same extent as set forth in Section 15(a) but only if such statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of Holder for use in the preparation of such preliminary or final registration statement or prospectus or such amendment or supplement thereto, provided, however, that the obligation of any Holder to indemnify the Company under the provisions of this paragraph 15(b) shall be limited to the amount received by the Holder upon the sale to the public of the Shares;

                  (c) Each party indemnified under this Section 14 shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 14 unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any liability to the indemnified party which the indemnifying party may otherwise have.

                  (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent, unless its consent is unreasonably withheld.

                  (e) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any party entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any losses, claims, damages, liabilities or expenses with respect to which it would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. Holder and the Company agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation.

         16. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees that prior to the expiration of this Option by exercise or by its term:

                  (a) The Company will not by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other act or omission, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith take such action as may be necessary or appropriate to carry out the provisions of this Option and to protect the rights of the Holder hereunder;

                  (b) The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Option then outstanding and in effect, such number of shares of Common Stock as shall, from time to time, be sufficient for the exercise of the Option. The Company shall, from time to time, in accordance with the laws of the State of Nevada, increase the authorized amount of its capital stock, if at any time the number of shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of the Options then outstanding and in effect;

                  (c) The Company represents, warrants, covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Option will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer contemporaneously with such issue).

         17. MAILING OF NOTICES, etc. All notices and other communications from the Company to the Holder of this Option shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the Holder, at the address set forth in the records of the Company, or to such other address furnished to the Company in writing from time to time by the Holder of this Option. All notices from the Holder of this Option to the Company shall be mailed to the Company at 150 Louisiana N.E., Albuquerque, New Mexico 87108,
Attention: President.

         18. GOVERNING LAW. This Option will be deemed to have been made and delivered in Phoenix, Arizona, and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Arizona. Assuming the parties are not able to resolve disputes arising under this Option, the Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Option will be instituted exclusively in the United States District Court for the State of Arizona; (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the United States District Court for the State of Arizona in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the United States District Court for the State of Arizona and agrees that service of process upon the Company mailed by certified mail to the Company's address will be deemed in every respect effective service of process upon the Company in any suit, action or proceeding.

         19. ENTIRE AGREEMENT AND MODIFICATION. The Company and the Holder of this Option hereby represent and warrant that this Option is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Option, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Option shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Option shall be effective only if made in writing and executed with the same formality as this Option.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Option on this ______ day of ____________, 1996.


ATTEST: BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED, a Nevada corporation


___________________________         By: _____________________________________
Secretary                                        Michael L. Bowlin
                                        Its:     President


(CORPORATE SEAL)

                                    EXHIBIT A
                                    ---------

                                FORM OF EXERCISE

         The undersigned hereby irrevocably elects to exercise the purchase rights represented by this Option for, and to purchase thereunder, ________ Shares of Common Stock of Bowlin Outdoor Advertising & Travel Centers Incorporated, a Nevada corporation, and herewith tenders in payment for such securities a cashier's check or wire transfer payable to the order of Bowlin Outdoor Advertising & Travel Centers Incorporated in the amount of $___________ all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be issued in the name of and delivered to:

       ------------------------------------------------------------------
                                  (Print Name)

       ------------------------------------------------------------------
                                    (Address)

       ------------------------------------------------------------------
                        (Taxpayer Identification Number)

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________________________________
________________________________________________________________________________
(Please print name and address of transferee) This Option to purchase __________ Shares of Common Stock of Bowlin Outdoor Advertising & Travel Centers Incorporated, a Nevada corporation (the "Company"), together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney, to transfer the Option on the books of the Company, with full power of substitution in the premises.

Dated:________________________          ______________________________________
                                        (Signature must conform in all respects to name of holder as specified on the face of the Option)